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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                             ---------------------

                        Date of Report (Date of earliest
                          event reported) May 10, 2000

                           Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)



  New Jersey                      333-23519                     22-3477425
 (State of                 (Commission File Number)           (IRS Employer
incorporation)                                              Identification No.)


5 Henderson Drive, West Caldwell, New Jersey                          07006
(Address of principal executive offices)                           (Zip Code)


                                 (973) 882-7000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events.
          ------------

                  The Company announced on May 10, 2000, that its Board of Directors has named Mr. Brendan Keating, the Company's current President and Chief Operating Officer, to the additional position of Chief Executive Officer, effective May 22, 2000. Mr. Joel Cartun, who has been serving as the Company's Chief Executive Officer since the Company's formation in 1996, will remain as Chairman.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     VESTCOM INTERNATIONAL, INC.



                                     By: /s/ Michael D. Helfand
                                         ---------------------------------------
                                         Name:  Michael D. Helfand
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Date:  May 10, 2000